UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 1, 2005
                                                ______________________________


                             Banknorth Group, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)



           Maine                      001-31251                  01-0437984
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)           (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine              04112-9540
______________________________________________________________________________
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01.     Changes in Registrant's Certifying Accountant.
               ---------------------------------------------

     KPMG LLP was previously the independent auditors for Banknorth Group, Inc. ("Banknorth"). On March 1, 2005, KPMG LLP advised the Audit Committee of the Board of Directors of Banknorth that it declined to stand for reelection as Banknorth's independent auditors for the year ending December 31, 2005 because, as a result of the acquisition of a majority interest in Banknorth by The Toronto-Dominion Bank ("TD") on March 1, 2005, it would not be considered independent of Banknorth under applicable accounting and auditing requirements due to its relationship with TD, which acts as KPMG LLP-Canada's primary bank for banking services. The Audit Committee accepted KPMG LLP's declination to stand for reelection.

     In connection with the audits of Banknorth's consolidated financial statements for the two years ended December 31, 2004, and the subsequent period through March 1, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     KPMG LLP's reports on the consolidated financial statements of Banknorth as of and for the years ended December 31, 2004 and 2003, management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP's 2003 audit report referred to a change in accounting for goodwill and other intangible assets.

     During the two years ended December 31, 2004, and the subsequent period through March 1, 2005, KPMG LLP did not advise, and has not indicated to Banknorth that it had reason to advise, Banknorth of any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

     Banknorth provided KPMG LLP with a copy of the foregoing disclosures and requested that KPMG LLP furnish it with a letter addressed to the SEC stating whether or not KPMG LLP agreed with the statements made by Banknorth set forth
above, and if not, stating the respects in which KPMG LLP did not agree.   A
copy of KPMG LLP's response is included as Exhibit 16.

     The Audit Committee currently is evaluating public accounting firms for appointment as our independent auditors for the year ending December 31, 2005.


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Item 9.01.     Financial Statements and Exhibits.
               ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.         Description
     ----------          -----------

     16                  Response Letter of KPMG LLP
























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           BANKNORTH GROUP, INC.


                           By:  /s/ Peter J. Verrill
                                ------------------------------------
                                Name:  Peter J. Verrill
                                Title: Senior Executive Vice President and
                                          Chief Operating Officer

Date:  March 1, 2005





























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